SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report: August 18, 2003

(Date of earliest event reported)

Wachovia Commercial Mortgage Securities, Inc.

(Exact name of registrant as specified in its charter)

North Carolina	333-83930	56-1643598
(State or other jurisdiction of incorporation	(Commission file number)	(I.R.S. Employer Identification No.)

301 South College Street Charlotte, North Carolina (Address of principal executive offices)		28288-0166 (Zip Code)

Registrant’s telephone number, including area code: (704) 374-6161

Item 5.	Other Events

      Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the “Kidder Letter”)) prepared by Wachovia Capital Markets, LLC which are hereby filed pursuant to the Kidder Letter.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

      (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.	Description

(99)	Computational Materials prepared by Wachovia Capital Markets, LLC in connection with Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2003-C6.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC.

By:	/s/ WILLIAM J. COHANE

Name: William J. Cohane
Title: Vice President

Date: August 19, 2003

INDEX TO EXHIBITS

Paper (p) or
Exhibit No.	Description	Electronic (E)

(99)	Computational Materials prepared by Wachovia Capital Markets, LLC in connection with Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2003-C6.	E